The Highland Global Allocation Fund (Fund) received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of the Fund (the Demand Letter). The
Demand Letter
alleges that the current and former Board of Highland
Funds II
breached their fiduciary duties, and the Adviser breached its advisory agreement, in relation to the Funds investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund
(also a series of
Highland Funds II). Upon receipt of the Demand
Letter, the Board
formed a Demand Review Committee (DRC) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter.
Upon completion of its evaluation, the DRC recommended that the
Funds independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand
Letter. After
considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the
Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless.
Notwithstanding the foregoing, the purported shareholder (the
Plaintiff) filed a shareholder derivative suit against the Fund, certain members of the Board and the Adviser on September 5, 2018 (the
Shareholder Litigation). Defendants filed a Motion to Dismiss the
Amended Complaint, which was granted on May 26, 2020.
Plaintiff
has filed an appeal, which has been fully briefed and heard, and is awaiting a ruling by the United States Fifth Circuit
Court of Appeals.